SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                        SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 15, 2003
                         CITADEL SECURITY SOFTWARE INC.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

         DELAWARE                   000-33491                 75-2873882

     (STATE OR OTHER         (COMMISSION FILE NUMBER)       (IRS EMPLOYER
     JURISDICTION OF                                        IDENTIFICATION
      INCORPORATION)                                            NUMBER)

           8750 N. CENTRAL EXPRESSWAY, SUITE 100, DALLAS, TEXAS 75231

               (ADDRESS  OF  PRINCIPAL  EXECUTIVE  OFFICES)  (ZIP  CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (214) 520-9292


ITEM  9.  REGULATION  FD  DISCLOSURE.

ON MAY 15, 2003, THE REGISTRANT ISSUED A PRESS RELEASE ANNOUNCING ITS FINANCIAL RESULTS FOR THE QUARTER ENDED MARCH 31, 2003. A COPY OF THE PRESS RELEASE IS ATTACHED AS EXHIBIT 99.1 HERETO AND IS INCORPORATED BY REFERENCE HEREIN. THIS INFORMATION IN THE PRESS RELEASE IS BEING FURNISHED UNDER ITEM 12 AND IS BEING PRESENTED UNDER THIS ITEM 9 IN ACCORDANCE WITH THE SECURITIES AND EXCHANGE COMMISSION'S INTERIM GUIDANCE REGARDING THE DISCLOSURE REQUIREMENTS OF ITEM 12 OF FORM 8-K, AS SET FORTH IN RELEASE NO. 33-8216.


EXHIBIT  99.1   PRESS  RELEASE  DATED  MAY  15,  2003  OF  THE  REGISTRANT.




                                    SIGNATURE

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED.

CITADEL SECURITY SOFTWARE INC.
(REGISTRANT)


BY:  /S/  RICHARD  CONNELLY
    -----------------------
          RICHARD  CONNELLY
          CHIEF  FINANCIAL  OFFICER

DATED AS OF MAY 15, 2003


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